UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2007

Item 1:               Report to Shareholders.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett
Bond Debenture Fund

For the fiscal year ended December 31, 2007

Lord Abbett Bond Debenture Fund
Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Bond Debenture Fund's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: During first half 2007, the Federal Reserve Board (the Fed) maintained a positive outlook and felt that the economy was growing at a moderate pace. The global economy experienced a wave of volatility in late February as markets reacted sharply to subprime mortgage defaults and the Chinese government introducing certain controls in the Shanghai market. Convertible and high-yield securities (as measured by the Merrill Lynch High Yield Master II Constrained Index1 and the Merrill Lynch All Convertible Index2) did well during the period, posting positive returns in the first five months of the year.

The second half of 2007 sparked ideas of a possible recession as the housing market continued to weaken and the market experienced another flight to quality in midsummer. Investors' appetite for risk plummeted, and spreads widened significantly, causing the Fed to cut the fed funds rate in September and again in October and December. The first Fed cut prompted a market rebound, and convertible and high-yield securities rallied again in September and October. In November, market volatility surged as a number of financial institutions reported mortgage-related write-downs. Equities (as measured by the S&P 500® Index3) and high-yield bonds were down in November, but mixed in December.

For the year ended December 31, 2007, the Merrill Lynch High Yield Master II Constrained Index posted a 2.57% return, the Lehman Brothers U.S. Aggregate Bond Index4 posted a 6.97% return, and the Merrill Lynch All Convertible Index returned 4.53%. Convertibles captured over 80% of the upside of equities, with the S&P 500 Index up 5.49%.

There was a clear flight to quality during the year, with investment-grade assets significantly outperforming. Within the high-yield market, 'CCC' rated bonds underperformed 'B' and 'BB' rated bonds, with the Merrill Lynch U.S. High Yield CCC-Rated Index5 up 0.42%, the Merrill Lynch U.S. High Yield B-Rated Index5 up 3.11%, and the Merrill Lynch U.S. High Yield BB-Rated Index5 up 2.24%. In the convertible market, investment-grade issues beat speculative-grade issues as well. The Merrill Lynch All Convertible U.S. Investment Grade Index6 was up 5.79% for the year, while the Merrill Lynch All Convertible Speculative Quality Index7 was up 3.99%.

Q: How did the Bond Debenture Fund perform over the year ended December 31, 2007?

A: The Fund returned 5.34%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 6.97% over the same period. A blended index of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Merrill Lynch All Convertible Index, and 20% Lehman Brothers U.S. Aggregate Bond Index returned 3.85%.

Q: What were the most significant factors affecting performance?

A: The Bond Debenture Fund is a multi-sector bond fund with portfolio holdings in high-yield bonds, convertibles, mortgage and agency securities, investment-grade bonds, equities, derivatives, and bank loans. All market sectors in which the Fund participated contributed to performance during the year.

Looking at the portfolio as a whole, on an industry basis and across all market sectors, the detractors from performance were holdings in the auto loans, media/cable, and media/diversified industries. The portfolio's holdings in the agency bond, aerospace/defense, and health services industries were the most significant contributors to performance.

The high-yield bond market sector continued to be the biggest percentage of the portfolio. Within that sector, the Fund's portfolio held its largest position in the telecommunication/integrated services industry. Security selection within telecommunications was the most significant factor contributing to performance. Also adding to performance were holdings in the energy exploration/production industry. Although weightings in the portfolio were smaller, other industry exposures adding to performance included electric generation and oil field equipment/services industries.

The high-yield market sector of the portfolio was significantly underweight to its benchmark in the building and construction industry, which suffered during the year from the housing slowdown and subprime concerns. The portfolio's relatively small participation in that industry helped performance. Detracting from performance were the portfolio's holdings in the auto loans, media diversified, and media-cable industries.

Among the individual holdings contributing to performance in the high-yield bond market sector were telecommunication integrated services holding Nordic Telephone Holdings Co., a provider of landline telephone services, broadband solutions, and data communications services; chemical holding Lyondell Chemical Co., a manufacturer of intermediate and performance chemicals and derivatives; and telecommunication wireless holding Dobson Communications Corp., a wireless telecommunications provider recently acquired by AT&T. Profits were taken in Lyondell and Dobson, and at year-end they were no longer in the portfolio. Detracting from performance in the high-yield bond market sector were support/services holding NEFF Corp., an equipment rental company; building and construction holding William Lyon Homes, Inc., a builder of single-family homes; and building materials company NTK Holdings, a maker of air conditioning, heating, ventilation, and related products.

In the convertible securities market sector, the individual securities contributing to performance included electronics holding FLIR Systems, Inc., a manufacturer of thermal imaging and infrared camera systems; building and construction holding Fluor Corp., an international design, engineering, and contracting firm; and aerospace/defense holding EDO Corp. (no longer in portfolio), a designer of advanced electronic, information, and electro-mechanical systems.

Convertible securities that detracted from performance included consumer/commercial/lease financing holding CIT Group, a provider of finance and lease products; wireless telecommunications company NII

Holdings, Inc., a provider of digital wireless communication services; and electrical generation firm PNM Resources, Inc., a holding company of energy and energy-related businesses.

Among the individual equity holdings contributing to the Fund's performance were support services holding FTI Consulting Inc., a provider of forensic and litigation consulting and related services; aerospace/defense company EDO Corp. (no longer in portfolio), a manufacturer of electronic, information, and electro-mechanical systems and engineered materials; and agriculture holding Archer Daniels Midland Co., a processor of oilseed, corn, and wheat. The greatest detractors from performance in the equity market sector were media/cable holdings Time Warner Cable, a media and entertainment company, and Comcast Corp., a communications company and provider of cable services, and pharmaceuticals holding Amgen Inc., a manufacturer of drugs to combat cancer, nephrology, and inflammatory disorders, and other diseases.

Contributing to performance in the investment-grade bond market sector were pharmaceutical holding Mylan Laboratories, Inc. (no longer in portfolio), a developer of generic and branded pharmaceutical products; gas distribution holding The Williams Cos., Inc., an operator of energy-related businesses; and steel producer holding Allegheny Ludlum, a producer of flat-rolled steel products and specialty metals. Only one holding detracted from performance in this market sector: banking holding Regions Financing, a financial holding company with operations throughout the South, Midwest, and Texas.

The portfolio also held government and government agency securities, all of which contributed to performance during the year. Bank loans and derivatives accounted for a very small percentage of the portfolio's holdings.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase. Please see the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

2  The Merrill Lynch All Convertible Index consists of publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

3  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The Lehman Brothers U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

5  The Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, and BB ratings are part of the Merrill Lynch U.S. High Yield Index, with the only difference being the addition of a ratings filter.

6  The Merrill Lynch All Convertible U.S. Investment Grade Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

7  The Merrill Lynch All Convertible Speculative Quality Index consists of speculative-grade publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Lehman Brothers U.S. Aggregate Bond Index, Merrill Lynch High Yield Master II Constrained Index, and the 60% Merrill Lynch High Yield Master II Constrained Index/20% Lehman Brothers U.S. Aggregate Bond Index/20% Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended December 31, 2007

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.33%	7.89%	5.05%	—
Class B4	0.68%	8.09%	4.89%	—
Class C5	4.77%	8.24%	4.89%	—
Class F6	—	—	—	-0.44	%*
Class I7	5.72%	9.32%	—	-5.61%
Class P8	5.27%	8.84%	—	5.65%
Class R2[9]	—	—	—	-0.45	%*
Class R3[10]	—	—	—	-0.42	%*

1  Reflects the deduction of the maximum initial sales charge of 4.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2007, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations on September 7, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

7  Effective September 28, 2007, Class Y was renamed Class I. Class I shares commenced operations on March 27, 1998. Performance is at net asset value.

8  Class P shares commenced operations on August 21, 1998. Performance is at net asset value.

9  Class R2 shares commenced operations on September 7, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

10  Class R3 shares commenced operations on September 7, 2007. The SEC effective date was September 14, 2007. Performance for the class began September 28, 2007. Performance is at net asset value.

*  Because Class F, R2 and R3 shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class A
Actual	$1,000.00	$1,015.10	$5.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$5.04
Class B
Actual	$1,000.00	$1,011.60	$8.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.34
Class C
Actual	$1,000.00	$1,011.70	$8.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.34
Class F
Actual	$1,000.00	$995.60	$2.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.76	$2.47
Class I
Actual $1	,000.00	$1,016.90	$3.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.95	$3.26
Class P
Actual	$1,000.00	$1,014.30	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.69	$5.55
Class R2
Actual	$1,000.00	$995.50	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class R3
Actual	$1,000.00	$995.80	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.76	$3.47

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class ( 0.99% for Class A, 1.64% for Classes B and C, 0.77% for Class F, 0.64% for Class I, 1.09% for Class P, 1.11% for Class R2 and 1.08% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 for Class A, B, C, I and P (to reflect one-half year period) and multiplied by 116/365 for Class F, R2 and R3 (to reflect the period September 7, 2007, commencement of investment operations, to December 31, 2007).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Basic Industry	8.31%
Capital Goods	7.74%
Consumer Cyclical	5.50%
Consumer Non-Cyclical	6.32%
Energy	10.10%
Finance & Investment	0.37%
Media	8.93%
Services Cyclical	9.04%
Services Non-Cyclical	5.55%
Technology & Electronics	5.33%
Sector*	%**
Telecommunications	5.25%
Utility	7.09%
Foreign Sovereign	0.59%
Mortgage Backed	3.79%
Agency	8.81%
Government Guaranteed	1.89%
Insurance	0.73%
Banking	0.74%
Short-Term Investments	3.92%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Schedule of Investments

December 31, 2007

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 96.89%
COMMON STOCKS 4.54%
Agriculture 0.16%
Archer Daniels Midland Co.	250	$11,607,500
Automotive 0.19%
Oshkosh Truck Corp.	300	14,178,000
Banking 0.16%
Marshall & Ilsley Corp.	427	11,312,256
Beverage 0.16%
PepsiCo, Inc.	150	11,385,000
Electric: Integrated 0.72%
NiSource Inc.	700	13,223,000
Northeast Utilities System	600	18,786,000
TECO Energy, Inc.	1,200	20,652,000
Total		52,661,000
Electronics 0.27%
Emerson Electric Co.	350	19,831,000
Energy: Exploration & Production 0.52%
ConocoPhillips	175	15,452,500
Devon Energy Corp.	250	22,227,500
Total		37,680,000
Food & Drug Retailers 0.19%
Ingles Markets, Inc., Class A	185	4,697,150
SUPERVALU INC.	248	9,299,557
Total		13,996,707
Machinery 0.34%
Baldor Electric Co.	215	7,236,900
Roper Industries, Inc.	275	17,198,500
Total		24,435,400
Media: Cable 0.25%
Comcast Corp., Class A*	262	4,756,500
Time Warner Cable Inc.*	500	13,800,000
Total		18,556,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments			Shares (000)	Value
Non-Electric Utilities 0.08%
National Fuel Gas Co.			120	$5,601,600
Non-Food & Drug Retailers 0.07%
Kroger Co. (The)			200	5,342,000
Pharmaceuticals 0.80%
Amgen, Inc.*			250	11,610,000
Cephalon, Inc.*			75	5,382,000
Pfizer Inc.			400	9,092,000
Schering-Plough Corp.			600	15,984,000
Teva Pharmaceutical Industries Ltd. ADR			350	16,252,127
Total				58,320,127
Restaurants 0.20%
McDonald's Corp.			250	14,727,500
Software/Services 0.05%
Metavante Technologies, Inc.*			142	3,320,768
Support: Services 0.38%
CRA International, Inc.*			200	9,522,000
FTI Consulting, Inc.*			300	18,492,000
Total				28,014,000
Total Common Stocks (cost $282,698,274)				330,969,358
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 8.55%
Aerospace/Defense 1.13%
Alliant Techsystems, Inc.^	2.75%	2/15/2024	$10,000	14,862,500
DRS Technologies, Inc.†	2.00%	2/1/2026	6,000	6,547,500
L-3 Communications Corp.^	3.00%	8/1/2035	20,000	24,275,000
Lockheed Martin Corp.	4.619%#	8/15/2033	25,000	36,845,000
Total				82,530,000
Building & Construction 0.30%
Fluor Corp.	1.50%	2/15/2024	8,500	22,121,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Computer Hardware 0.27%
Intel Corp.	2.95%	12/15/2035	$18,000	$19,507,500
Electronics 0.65%
FLIR Systems, Inc.	3.00%	6/1/2023	8,000	23,460,000
Itron, Inc.^	2.50%	8/1/2026	5,000	8,043,750
Millipore Corp.	3.75%	6/1/2026	15,000	16,162,500
Total				47,666,250
Food 0.26%
Lehman Brothers, Inc. (convertible into Nestle S.A.)†	2.00%	12/31/2012	19,000	19,095,000
Gas Distribution 0.06%
NorthernStar Natural Gas LLC PIK†	5.00%#	5/15/2013	4,455	4,388,626
Health Services 0.51%
Fisher Scientific International Inc.^	3.25%	3/1/2024	10,000	15,687,500
Invitrogen Corp.	1.50%	2/15/2024	20,000	21,200,000
Total				36,887,500
Media: Broadcast 0.39%
Sinclair Broadcast Group, Inc. (2.00% after 1/15/2011)(a)	4.875%	7/15/2018	10,000	9,187,500
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	20,545	18,901,400
Total				28,088,900
Media: Diversified 0.81%
Liberty Media LLC (convertible into Viacom Inc., Class B and CBS Corp.)	3.25%	3/15/2031	45,000	33,131,250
Walt Disney Co. (The)^	2.125%	4/15/2023	22,500	25,762,500
Total				58,893,750
Metals/Mining (Excluding Steel) 0.34%
Newmont Mining Corp.†	1.25%	7/15/2014	15,000	18,862,500
Newmont Mining Corp.	1.25%	7/15/2014	5,000	6,287,500
Total				25,150,000
Oil Field Equipment & Services 0.91%
Hanover Compressor Co.	4.75%	1/15/2014	10,000	19,012,500
Schlumberger Ltd. (Netherlands)(b)	1.50%	6/1/2023	17,500	47,600,000
Total				66,612,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals 1.41%
CV Therapeutics, Inc.^	3.25%	8/16/2013	$15,000	$12,281,250
Genzyme Corp.^	1.25%	12/1/2023	17,000	19,677,500
MGI PHARMA, Inc. (Zero Coupon after 3/2/2011)**	1.682%	3/2/2024	8,000	7,700,000
Teva Pharmaceutical Finance B.V. (Israel)(b)	1.75%	2/1/2026	33,100	36,906,500
Wyeth^	4.886%#	1/15/2024	25,000	26,501,000
Total				103,066,250
Printing & Publishing 0.18%
Omnicom Group Inc.^	Zero Coupon	7/1/2038	12,000	13,050,000
Software/Services 0.83%
Electronic Data Systems Corp.	3.875%	7/15/2023	22,500	22,471,875
Equinix, Inc.^	2.50%	4/15/2012	15,000	16,968,750
Symantec Corp.	0.75%	6/15/2011	20,000	20,950,000
Total				60,390,625
Support: Services 0.28%
CRA International, Inc.	2.875%	6/15/2034	15,000	20,287,500
Telecommunications: Wireless 0.22%
Nextel Communications, Inc.	5.25%	1/15/2010	10,000	9,950,000
NII Holdings, Inc.	2.75%	8/15/2025	5,000	6,118,750
Total				16,068,750
Total Convertible Bonds (cost $530,387,738)				623,804,401
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 3.27%
Consumer/Commercial/Lease Financing 0.02%
CIT Group Inc.	7.75%		100	1,886,000
Electric: Generation 0.67%
NRG Energy, Inc.	5.75%		70	26,411,710
PNM Resources, Inc.	6.75%		550	22,220,000
Total				48,631,710
Engineering 0.17%
Lehman Brothers, Inc. (convertible into ABB Ltd.)	9.35%		474	12,537,300

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate		Shares (000)	Value
Food: Wholesale 0.14%
Bunge Limited (Bermuda)(b)	4.875%		75	$10,584,375
Gas Distribution 0.39%
El Paso Corp.	4.99%		20	28,167,500
Integrated Energy 0.69%
Williams Cos., Inc. (The)	5.50%		300	50,287,500
Life Insurance 0.40%
MetLife Inc.	6.375%		960	29,366,400
Metals/Mining (Excluding Steel) 0.42%
Freeport-McMoRan Copper & Gold	6.75%		80	12,073,600
Vale Capital Ltd. (Brazil)(b)	5.50%		282	18,283,400
Total				30,357,000
Oil Refining & Marketing 0.16%
Morgan Stanley (convertible into Valero Energy)†	7.25%		170	11,924,650
Pharmaceuticals 0.21%
Mylan Laboratories Inc.	6.50%		15	15,243,750
Total Convertible Preferred Stocks (cost $186,359,365)				238,986,185
		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS 0.67%
Health Services 0.33%
HCA, Inc. Term Loan B(c)	7.08%#	11/17/2013	$24,950	24,075,338
Pharmaceuticals 0.34%
Mylan Laboratories, Inc.(c)	7.5625%#	10/2/2014	1,796	1,780,513
Mylan Laboratories, Inc.(c)	8.125%#	10/2/2014	9,781	9,697,359
Mylan Laboratories, Inc.(c)	8.3125%#	10/2/2014	13,423	13,308,578
Total				24,786,450
Total Floating Rate Loans (cost $48,616,123)				48,861,788

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments Interest	Maturity Rate	Principal Amount Date	(000)		Value
FOREIGN BONDS 0.74%
Canada 0.60%
Government of Canada(d)	6.00%	6/1/2011	CAD	40,000	$43,307,159
Denmark 0.14%
Nordic Telephone Holdings Co.†(d)	8.25%	5/1/2016	DKK	7,000	10,387,867
Total Foreign Bonds (cost $50,056,483)					53,695,026
GOVERNMENT SPONSORED ENTERPRISES
BONDS 1.98%
Federal Home Loan Mortgage Corp.	5.125%	4/18/2011		$25,000	26,144,200
Federal Home Loan Mortgage Corp.(e)	5.75%	4/15/2008		55,000	55,206,910
Federal National Mortgage Assoc.	6.625%	9/15/2009		60,000	62,998,080
Total Government Sponsored Enterprises Bonds (cost $142,408,536)					144,349,190
GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 10.51%
Federal National Mortgage Assoc.	5.50%	2/1/2033-7/1/2033		68,580	68,673,941
Federal National Mortgage Assoc.	6.00%	1/1/2034-10/1/2037		446,519	453,787,870
Federal National Mortgage Assoc.	6.50%	9/1/2035-7/1/2037		237,209	244,028,462
Total Government Sponsored Enterprises Pass-Throughs (cost $759,463,364)					766,490,273
HIGH YIELD CORPORATE BONDS 64.50%
Aerospace/Defense 1.60%
DRS Technologies, Inc.^	6.875%	11/1/2013		30,000	30,000,000
Esterline Technologies Corp.	6.625%	3/1/2017		4,625	4,601,875
Esterline Technologies Corp.	7.75%	6/15/2013		16,000	16,480,000
Hawker Beechcraft Corp.†^	8.50%	4/1/2015		18,500	18,546,250
Hawker Beechcraft Corp. PIK†	8.875%	4/1/2015		12,000	11,910,000
L-3 Communications Corp.	6.125%	1/15/2014		14,000	13,790,000
L-3 Communications Corp.	6.375%	10/15/2015		14,000	13,860,000
Moog Inc., Class A	6.25%	1/15/2015		8,000	7,820,000
Total					117,008,125
Apparel/Textiles 0.23%
Levi Strauss & Co.	8.875%	4/1/2016		4,325	4,206,062
Quiksilver, Inc.^	6.875%	4/15/2015		14,300	12,333,750
Total					16,539,812

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Auto Loans 1.88%
Ford Motor Credit Corp.	7.25%	10/25/2011	$55,000	$47,676,585
Ford Motor Credit Corp.	7.375%	10/28/2009	20,000	18,832,640
General Motors Acceptance Corp.	7.25%	3/2/2011	80,500	70,608,965
Total				137,118,190
Auto Parts & Equipment 1.23%
Accuride Corp.	8.50%	2/1/2015	5,000	4,075,000
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	20,000	15,950,000
Lear Corp.^	8.50%	12/1/2013	17,100	15,988,500
Stanadyne Corp. (12.00% after 8/15/2009)**	Zero Coupon	2/15/2015	15,000	11,625,000
Stanadyne Corp.	10.00%	8/15/2014	10,000	9,700,000
Tenneco Inc.^	8.625%	11/15/2014	20,000	19,750,000
TRW Automotive Inc.†	7.25%	3/15/2017	13,850	12,499,625
Total				89,588,125
Automotive 1.07%
Ford Capital B.V. (Netherlands)(b)	9.50%	6/1/2010	16,500	15,633,750
Ford Motor Co.	9.50%	9/15/2011	7,000	6,562,500
General Motors Corp.^	7.20%	1/15/2011	52,000	47,970,000
General Motors Corp.	8.375%	7/15/2033	10,000	8,100,000
Total				78,266,250
Banking 0.59%
Regions Financial Corp.	4.50%	8/8/2008	15,000	14,943,900
Regions Financing Trust II	6.625%#	5/15/2047	10,000	8,284,380
Wells Fargo & Co.	5.35%	5/6/2018	20,000	19,569,800
Total				42,798,080
Beverage 0.19%
Constellation Brands Inc.†	7.25%	5/15/2017	15,000	13,950,000
Building & Construction 0.22%
K. Hovnanian Enterprises, Inc.	8.625%	1/15/2017	3,550	2,609,250
Standard Pacific Corp.^	7.00%	8/15/2015	11,075	7,364,875
William Lyon Homes, Inc.^	10.75%	4/1/2013	10,000	6,050,000
Total				16,024,125
Building Materials 0.45%
Associated Materials, Inc.	Zero Coupon	3/1/2014	12,500	8,062,500
(11.25% after 3/1/2009)**^

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Building Materials (continued)
Belden, Inc.	7.00%	3/15/2017	$12,500	$12,250,000
NTK Holdings Inc (10.75% after 9/1/2009)**^	Zero Coupon	3/1/2014	15,000	8,850,000
Ply Gem Industries, Inc.	9.00%	2/15/2012	4,500	3,510,000
Total				32,672,500
Chemicals 2.35%
Airgas, Inc.	6.25%	7/15/2014	10,000	9,600,000
Equistar Chemicals, L.P.	7.55%	2/15/2026	26,000	21,190,000
Hercules, Inc.	6.75%	10/15/2029	25,000	24,187,500
Huntsman LLC	11.50%	7/15/2012	5,181	5,673,195
Ineos Group Holdings plc (United Kingdom)†(b)	8.50%	2/15/2016	30,000	26,850,000
INVISTA†	9.25%	5/1/2012	25,000	26,000,000
Nalco Co.^	8.875%	11/15/2013	10,425	10,920,187
NOVA Chemicals Corp. (Canada)^(b)	6.50%	1/15/2012	10,000	9,425,000
Rockwood Specialties Group, Inc.^	7.50%	11/15/2014	18,250	18,158,750
Terra Capital, Inc.	7.00%	2/1/2017	20,000	19,650,000
Total				171,654,632
Consumer Products 0.48%
Del Laboratories	8.00%	2/1/2012	10,000	10,450,000
Elizabeth Arden, Inc.	7.75%	1/15/2014	25,000	24,625,000
Total				35,075,000
Diversified Capital Goods 1.38%
Actuant Corp.†^	6.875%	6/15/2017	5,300	5,273,500
Mueller Water Products, Inc.	7.375%	6/1/2017	20,000	17,975,000
Park-Ohio Industries, Inc.^	8.375%	11/15/2014	15,000	13,425,000
RBS Global & Rexnord Corp.^	8.875%	9/1/2016	15,000	14,325,000
RBS Global & Rexnord Corp.	9.50%	8/1/2014	29,500	29,352,500
Sensus Metering Systems, Inc.^	8.625%	12/15/2013	21,000	20,632,500
Total				100,983,500
Electric: Generation 3.45%
AES Corp. (The)†	8.00%	10/15/2017	21,500	22,091,250
AES Corp. (The)	9.50%	6/1/2009	10,000	10,400,000
Dynegy Holdings, Inc.	7.50%	6/1/2015	5,000	4,700,000
Dynegy Holdings, Inc.^	7.75%	6/1/2019	22,500	20,868,750
Dynegy Holdings, Inc.^	8.375%	5/1/2016	33,600	33,012,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electric: Generation (continued)
Edison Mission Energy	7.00%	5/15/2017	$63,750	$62,953,125
Edison Mission Energy	7.75%	6/15/2016	41,000	42,435,000
NRG Energy, Inc.	7.25%	2/1/2014	10,000	9,775,000
NRG Energy, Inc.^	7.375%	2/1/2016	15,050	14,711,375
NRG Energy, Inc.	7.375%	1/15/2017	12,675	12,389,812
Reliant Energy, Inc.	6.75%	12/15/2014	8,000	8,060,000
Reliant Energy, Inc.^	7.875%	6/15/2017	10,625	10,571,875
Total				251,968,187
Electric: Integrated 2.23%
Duke Energy Corp.	5.375%	1/1/2009	7,500	7,552,793
Mirant Americas Generation LLC	8.30%	5/1/2011	20,000	20,150,000
Mirant Americas Generation LLC^	9.125%	5/1/2031	30,000	28,200,000
Mirant North America LLC	7.375%	12/31/2013	15,225	15,339,187
Nevada Power Co.	5.875%	1/15/2015	15,000	14,981,910
PG&E Corp.	4.80%	3/1/2014	10,000	9,734,900
PPL Energy Supply LLC	6.40%	11/1/2011	12,000	12,294,588
PSEG Energy Holdings LLC	8.50%	6/15/2011	24,000	25,130,712
PSEG Energy Holdings LLC	8.625%	2/15/2008	6,695	6,740,948
Texas Competetive Electric Holdings†	10.25%	11/1/2015	22,750	22,636,250
Total				162,761,288
Electronics 1.71%
Advanced Micro Devices, Inc.^	7.75%	11/1/2012	20,000	17,450,000
Avago Technologies Fin (Singapore)(b)	10.125%	12/1/2013	10,000	10,512,500
Freescale Semiconductor, Inc.	8.866%#	12/15/2014	5,000	4,275,000
Freescale Semiconductor, Inc.	8.875%	12/15/2014	40,050	35,944,875
Freescale Semiconductor, Inc.	10.125%	12/15/2016	18,500	15,355,000
NXP BV/NXP Funding LLC (Netherlands)(b)	7.993%#	10/15/2013	12,500	11,546,875
NXP BV/NXP Funding LLC (Netherlands)(b)	9.50%	10/15/2015	32,025	29,422,969
Total				124,507,219
Energy: Exploration & Production 3.28%
Chesapeake Energy Corp.	6.25%	1/15/2018	50,000	48,250,000
Chesapeake Energy Corp.^	6.50%	8/15/2017	14,000	13,580,000
Chesapeake Energy Corp.	7.00%	8/15/2014	40,000	40,400,000
Cimarex Energy Co.	7.125%	5/1/2017	25,000	24,687,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Energy: Exploration & Production (continued)
Forest Oil Corp.†	7.25%	6/15/2019	$27,500	$27,775,000
Forest Oil Corp.	8.00%	6/15/2008	15,000	15,225,000
KCS Energy Services, Inc.	7.125%	4/1/2012	25,000	24,187,500
Kerr-McGee Corp.	6.95%	7/1/2024	12,000	12,850,392
Quicksilver Resources, Inc.	7.125%	4/1/2016	12,325	12,170,937
Range Resources Corp.^	7.375%	7/15/2013	20,000	20,400,000
Total				239,526,329
Environmental 0.99%
Allied Waste North America, Inc.^	7.125%	5/15/2016	25,000	24,937,500
Allied Waste North America, Inc.	7.25%	3/15/2015	47,000	47,000,000
Total				71,937,500
Food: Wholesale 0.66%
Dole Food Co.	8.75%	7/15/2013	35,000	32,375,000
Land O'Lakes, Inc.	9.00%	12/15/2010	15,000	15,675,000
Total				48,050,000
Food & Drug Retailers 1.39%
Ingles Markets, Inc.	8.875%	12/1/2011	25,000	25,500,000
Rite Aid Corp.	8.125%	5/1/2010	20,000	19,700,000
Rite Aid Corp.	9.375%	12/15/2015	20,000	16,700,000
Stater Bros. Holdings, Inc.^	8.125%	6/15/2012	25,000	24,812,500
SUPERVALU INC.^	7.50%	11/15/2014	14,375	14,806,250
Total				101,518,750
Forestry/Paper 2.42%
AbitibiBowater, Inc.	6.50%	6/15/2013	25,000	18,500,000
Abitibi-Consolidated, Inc. (Canada)(b)	8.55%	8/1/2010	27,906	24,557,280
Buckeye Technologies, Inc.^	8.00%	10/15/2010	18,835	18,740,825
Graphic Packaging International Corp.^	9.50%	8/15/2013	17,550	17,418,375
Jefferson Smurfit Corp.^	7.50%	6/1/2013	20,000	19,250,000
Jefferson Smurfit Corp.^	8.25%	10/1/2012	10,000	9,900,000
JSG Funding plc (Ireland)^(b)	7.75%	4/1/2015	18,000	17,190,000
Norske Skog Canada Ltd. (Canada)^(b)	7.375%	3/1/2014	15,500	11,780,000
Rock-Tenn Co., Class A^	8.20%	8/15/2011	9,250	9,620,000
Stone Container Corp.	8.00%	3/15/2017	20,000	19,425,000
Stone Container Corp.	8.375%	7/1/2012	10,000	9,975,000
Total				176,356,480

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gaming 3.35%
Boyd Gaming Corp.	7.125%	2/1/2016	$10,000	$9,500,000
Downstream Development Quapaw†	12.00%	10/15/2015	10,000	9,400,000
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	35,550	29,328,750
Las Vegas Sands Corp.	6.375%	2/15/2015	35,000	33,075,000
Mandalay Resort Group^	9.375%	2/15/2010	20,000	20,800,000
MGM Mirage, Inc.	6.75%	9/1/2012	21,500	21,043,125
Park Place Entertainment Corp.^	8.125%	5/15/2011	10,000	9,350,000
River Rock Entertainment Authority	9.75%	11/1/2011	15,700	16,485,000
Scientific Games Corp.	6.25%	12/15/2012	10,000	9,600,000
Seneca Gaming Corp.	7.25%	5/1/2012	10,000	10,125,000
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	12,850	12,464,500
Station Casinos, Inc.	6.50%	2/1/2014	27,000	20,385,000
Turning Stone Casino Resort†	9.125%	12/15/2010	15,000	15,225,000
Turning Stone Casino Resort†	9.125%	9/15/2014	10,000	10,250,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	6.625%	12/1/2014	17,500	17,281,250
Total				244,312,625
Gas Distribution 2.29%
El Paso Corp.	7.00%	6/15/2017	25,275	25,427,585
El Paso Corp.	7.75%	1/15/2032	10,000	10,200,770
Ferrellgas Partners, L.P.	6.75%	5/1/2014	15,950	15,730,688
Ferrellgas Partners, L.P.	8.75%	6/15/2012	15,625	16,132,813
Inergy Finance L.P.	8.25%	3/1/2016	12,000	12,480,000
MarkWest Energy Partners, L.P.	6.875%	11/1/2014	23,050	22,070,375
MarkWest Energy Partners, L.P.	8.50%	7/15/2016	3,775	3,812,750
Williams Cos., Inc. (The)	7.875%	9/1/2021	36,550	40,707,562
Williams Partners L.P.	7.25%	2/1/2017	20,000	20,700,000
Total				167,262,543
Health Services 3.77%
Alliance Imaging, Inc.	7.25%	12/15/2012	10,150	9,693,250
Bausch & Lomb Inc.†	9.875%	11/1/2015	15,000	15,262,500
Bio-Rad Laboratories, Inc.	6.125%	12/15/2014	15,000	14,512,500
Centene Corp.	7.25%	4/1/2014	12,075	11,833,500
Community Health Systems	8.875%	7/15/2015	25,000	25,593,750
DaVita Inc.^	7.25%	3/15/2015	10,500	10,578,750
Fresenius Medical Capital Tr. II	Zero Coupon	2/1/2008	15,000	15,037,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Services (continued)
Hanger Orthopedic Group, Inc.	10.25%	6/1/2014	$11,700	$12,051,000
HCA, Inc.	6.375%	1/15/2015	36,500	31,025,000
HCA, Inc.	9.125%	11/15/2014	21,025	21,918,563
LVB Acquisition Merger Sub, Inc.†	10.00%	10/15/2017	20,000	20,500,000
Omnicare, Inc.^	6.875%	12/15/2015	7,000	6,545,000
Select Medical Corp.^	7.625%	2/1/2015	6,125	5,267,500
Tenet Healthcare Corp.	9.25%	2/1/2015	16,425	15,275,250
United Surgical Partners, Inc.	8.875%	5/1/2017	21,500	21,338,750
Vanguard Health Holdings Co. II LLC^	9.00%	10/1/2014	26,750	25,880,625
VWR Funding Inc. PIK†	10.25%	7/15/2015	13,225	12,662,937
Total				274,976,375
Hotels 1.32%
FelCor Lodging L.P.	8.50%	6/1/2011	15,000	15,712,500
Gaylord Entertainment Co.	6.75%	11/15/2014	9,600	9,096,000
Gaylord Entertainment Co.	8.00%	11/15/2013	36,400	36,400,000
Host Marriott L.P.	6.375%	3/15/2015	15,000	14,700,000
Host Marriott L.P.	7.00%	8/15/2012	20,000	20,100,000
Total				96,008,500
Integrated Energy 0.29%
VeraSun Energy Corp.†	9.375%	6/1/2017	23,975	21,038,062
Investments & Miscellaneous Financial Services 0.09%
Nuveen Investments†	10.50%	11/15/2015	6,325	6,332,906
Leisure 0.11%
Universal City Development Partners, Ltd.	11.75%	4/1/2010	8,000	8,300,000
Machinery 0.96%
Baldor Electric Co.^	8.625%	2/15/2017	34,950	36,173,250
Briggs & Stratton Corp.	8.875%	3/15/2011	10,000	10,675,000
Gardner Denver, Inc.	8.00%	5/1/2013	22,665	23,004,975
Total				69,853,225
Media: Broadcast 1.83%
Allbritton Communications Co.	7.75%	12/15/2012	60,000	59,700,000
LIN TV Corp.	6.50%	5/15/2013	10,075	9,533,469
Paxson Communications Corp.†	11.493%#	1/15/2013	10,000	9,862,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Broadcast (continued)
Radio One, Inc.^	6.375%	2/15/2013	$4,750	$3,948,437
Sinclair Broadcast Group, Inc.^	8.00%	3/15/2012	10,753	11,008,384
Univision Communications Inc. PIK†	9.75%	3/15/2015	43,150	39,536,188
Total				133,588,978
Media: Cable 2.88%
Charter Communications Holdings LLC I	11.00%	10/1/2015	70,250	57,605,000
Charter Communications Holdings LLC I	11.75%	5/15/2014	33,000	21,037,500
Charter Communications Holdings LLC II	10.25%	9/15/2010	5,000	4,925,000
DirecTV Holdings LLC^	6.375%	6/15/2015	25,000	24,125,000
DirecTV Holdings LLC	8.375%	3/15/2013	13,850	14,473,250
Echostar DBS Corp.	6.375%	10/1/2011	15,000	14,857,500
Echostar DBS Corp.	7.125%	2/1/2016	24,000	24,600,000
Mediacom Broadband LLC^	8.50%	10/15/2015	10,000	8,912,500
Mediacom Communications Corp.	9.50%	1/15/2013	42,500	39,684,375
Total				210,220,125
Media: Services 0.68%
Affinion Group, Inc.	11.50%	10/15/2015	10,500	10,355,625
Interpublic Group of Cos. (The)	6.25%	11/15/2014	16,820	14,381,100
Lamar Media Corp.†	6.625%	8/15/2015	10,000	9,775,000
Warner Music Group Corp.	7.375%	4/15/2014	20,000	15,500,000
Total				50,011,725
Metals/Mining (Excluding Steel) 1.86%
Aleris International, Inc. PIK^	9.00%	12/15/2014	7,500	6,300,000
Aleris International, Inc.	10.00%	12/15/2016	20,000	16,300,000
Foundation PA Coal Co.	7.25%	8/1/2014	10,000	9,925,000
Freeport-McMoRan Copper & Gold	8.25%	4/1/2015	25,000	26,562,500
Freeport-McMoRan Copper & Gold	8.375%	4/1/2017	27,500	29,562,500
Noranda Aluminum, Inc. PIK†	8.738%#	5/15/2015	26,800	22,646,000
Peabody Energy Corp.	5.875%	4/15/2016	15,000	14,175,000
Peabody Energy Corp.	7.375%	11/1/2016	10,000	10,300,000
Total				135,771,000
Multi-Line Insurance 0.34%
Hub International Holdings, Inc.†	9.00%	12/15/2014	12,875	11,555,313
USI Holdings Corp.†	8.744%#	11/15/2014	15,000	12,900,000
Total				24,455,313

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Non-Food & Drug Retailers 0.31%
Brookstone Company, Inc.^	12.00%	10/15/2012	$10,000	$9,375,000
Harry & David Operations Corp.	9.00%	3/1/2013	4,850	4,486,250
Toys'R'Us, Inc.^	7.625%	8/1/2011	10,000	8,475,000
Total				22,336,250
Oil Field Equipment & Services 1.41%
CGGVeritas (France)(b)	7.75%	5/15/2017	5,525	5,607,875
CHC Helicopter Corp., Class A (Canada)(b)	7.375%	5/1/2014	16,000	15,200,000
Complete Production Services, Inc.	8.00%	12/15/2016	20,000	19,450,000
Grant Prideco, Inc.	6.125%	8/15/2015	15,000	15,750,000
Hornbeck Offshore Services, Inc., Series B	6.125%	12/1/2014	15,790	15,079,450
Key Energy Services, Inc.†	8.375%	12/1/2014	9,200	9,453,000
Pride International, Inc.^	7.375%	7/15/2014	21,450	22,147,125
Total				102,687,450
Oil Refining & Marketing 0.18%
Tesoro Corp.	6.25%	11/1/2012	9,375	9,421,875
Tesoro Corp.	6.50%	6/1/2017	3,550	3,532,250
Total				12,954,125
Packaging 1.77%
Ball Corp.	6.625%	3/15/2018	15,000	14,925,000
Berry Plastics Holdings Corp.	8.875%	9/15/2014	15,000	14,325,000
Crown Cork & Seal, Inc.	7.375%	12/15/2026	47,425	43,393,875
Owens-Brockway Glass Container Inc.	8.875%	2/15/2009	25,000	25,125,000
Solo Cup Co.	8.50%	2/15/2014	15,000	12,975,000
Vitro S.A. de C.V. (Mexico)(b)	9.125%	2/1/2017	20,000	18,500,000
Total				129,243,875
Pharmaceuticals 0.40%
Warner Chilcott Corp.^	8.75%	2/1/2015	28,009	28,989,315
Printing & Publishing 1.98%
Dex Media, Inc. (9.00% after 11/15/2008)**	Zero Coupon	11/15/2013	15,000	13,725,000
Dex Media West	9.875%	8/15/2013	25,394	26,473,245
Idearc Inc.	8.00%	11/15/2016	53,000	48,892,500
R.H. Donnelley Corp.^	6.875%	1/15/2013	20,000	18,000,000
R.H. Donnelley Corp.	8.875%	1/15/2016	24,675	23,194,500
R.H. Donnelley Corp.†	8.875%	10/15/2017	15,000	13,950,000
Total				144,235,245

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Restaurants 0.37%
Denny's Corp./Denny's Holdings Inc.	10.00%	10/1/2012	$15,500	$14,976,875
Landry's Restaurants, Inc.^	9.50%	12/15/2014	12,000	11,940,000
Total				26,916,875
Software/Services 1.60%
Ceridian Corp†	11.25%	11/15/2015	6,750	6,277,500
First Data Corp.†	9.875%	9/24/2015	13,350	12,432,188
SERENA Software, Inc.^	10.375%	3/15/2016	11,000	10,890,000
SunGard Data Systems, Inc.^	9.125%	8/15/2013	27,850	28,476,625
SunGard Data Systems, Inc.	10.25%	8/15/2015	25,000	25,687,500
Syniverse Technologies Inc.	7.75%	8/15/2013	14,000	13,580,000
Unisys Corp.	8.00%	10/15/2012	10,000	8,800,000
Vangent, Inc.	9.625%	2/15/2015	12,500	10,781,250
Total				116,925,063
Steel Producers/Products 0.83%
AK Steel Holding Corp.	7.75%	6/15/2012	25,000	25,250,000
Algoma Acquisition Corp. (Canada)†(b)	9.875%	6/15/2015	13,250	10,931,250
Allegheny Ludlum Corp.	6.95%	12/15/2025	13,875	14,291,250
Century Aluminum Co.	7.50%	8/15/2014	10,000	9,900,000
Total				60,372,500
Support: Services 2.41%
Aramark Corp.	8.411%#	2/1/2015	5,000	4,900,000
Aramark Corp.^	8.50%	2/1/2015	13,600	13,838,000
Ashtead Capital Inc.†	9.00%	8/15/2016	15,200	13,528,000
Avis Budget Car Rental	7.625%	5/15/2014	27,000	25,920,000
FTI, Inc.	7.75%	10/1/2016	11,075	11,573,375
Hertz Corp. (The)^	8.875%	1/1/2014	25,200	25,672,500
Hertz Corp. (The)^	10.50%	1/1/2016	8,000	8,320,000
Iron Mountain Inc.	7.75%	1/15/2015	25,000	25,562,500
Iron Mountain, Inc.	8.625%	4/1/2013	10,000	10,175,000
NEFF Corp.	10.00%	6/1/2015	11,200	6,160,000
Rental Service Corp.	9.50%	12/1/2014	15,250	13,725,000
United Rentals North America, Inc.	7.75%	11/15/2013	18,580	16,164,600
Total				175,538,975
Telecommunications: Fixed Line 0.10%
Valor Telecommunications Enterprises, LLC	7.75%	2/15/2015	6,975	7,372,017

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications: Integrated/Services 3.94%
Cincinnati Bell, Inc.	8.375%	1/15/2014	$62,400	$61,152,000
Hughes Network Systems, LLC	9.50%	4/15/2014	10,000	10,175,000
Intelsat, Ltd. (Bermuda)^(b)	6.50%	11/1/2013	15,000	10,987,500
Intelsat, Ltd. (Bermuda)(b)	8.25%	1/15/2013	25,000	25,250,000
Intelsat, Ltd. (Bermuda)(b)	9.25%	6/15/2016	5,000	5,050,000
Intelsat, Ltd. (Bermuda)^(b)	11.25%	6/15/2016	11,000	11,412,500
MasTec, Inc.	7.625%	2/1/2017	10,000	9,450,000
Nordic Telephone Holdings Co.
(Denmark)†(b)	8.875%	5/1/2016	27,500	28,325,000
Qwest Capital Funding, Inc.	7.90%	8/15/2010	75,000	76,125,000
Qwest Communications Int'l. Inc.^	7.25%	2/15/2011	30,000	30,150,000
Windstream Corp.	7.00%	3/15/2019	20,000	19,150,000
Total				287,227,000
Telecommunications: Wireless 0.89%
Centennial Cellular^	10.00%	1/1/2013	12,750	13,323,750
Centennial Communications Corp.	10.125%	6/15/2013	10,000	10,550,000
Hellas II (Luxembourg)†(b)	10.993%#	1/15/2015	16,850	15,965,375
IPCS Inc. PIK	8.161%#	5/1/2014	4,700	4,371,000
Nextel Communications, Inc.	7.375%	8/1/2015	10,000	9,853,790
Wind Acquisition Finance S.A. (Luxembourg)†(b)	10.75%	12/1/2015	10,000	10,950,000
Total				65,013,915
Theaters & Entertainment 0.32%
AMC Entertainment, Inc.^	8.00%	3/1/2014	25,000	23,625,000
Transportation (Excluding Air/Rail) 0.42%
Bristow Group Inc.	6.125%	6/15/2013	20,150	19,444,750
Bristow Group Inc.†	7.50%	9/15/2017	11,000	11,110,000
Total				30,554,750
Total High Yield Corporate Bonds (cost $4,895,680,084)				4,704,427,824
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.22%
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class A2 (cost $15,454,192)	6.30%	11/15/2030	15,820	15,914,310

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments			Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCK 0.17%
Federal National Mortgage Association (cost $12,089,804)			482	$12,396,050
	Interest Rate	Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATIONS 1.74%
U.S. Treasury Notes	5.00%	2/15/2011	$100,000	105,632,900
U.S. Treasury Notes(e)	5.75%	8/15/2010	20,000	21,346,880
Total U.S. Treasury Obligations (cost $122,548,665)				126,979,780
Total Long-Term Investments (cost $7,045,762,628)				7,066,874,185
			Shares (000)
SHORT-TERM INVESTMENTS 3.95%
Collateral for Securities on Loan 1.93%
State Street Navigator Securities Lending Prime Portfolio 4.88%(f)			140,803	140,803,418
			Principal Amount (000)
Repurchase Agreement 2.02%
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $134,500,000 of U.S. Treasury Bills at 3.16% due 6/12/2008 and $18,500,000 of U.S. Treasury Notes at 3.375% due 9/15/2009; value: $151,260,000; proceeds: $147,531,346			$147,504	147,503,648
Total Short-Term Investments (cost $288,307,066)				288,307,066
Total Investments in Securities 100.84% (cost $7,334,069,694)				7,355,181,251
Liabilities in Excess of Other Assets(g) (0.84%)				(61,197,371)
Net Assets 100.00%				$7,293,983,880

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2007

ADR American Depositary Receipt.

PIK    Payment-in-kind

*    Non-income producing security.

**    Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.

†    Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

^    All (or a portion of security) on loan (See Note 2 (g)).

#    Variable rate security. The interest rate represents the rate at December 31, 2007.

(a)    On the maturity date, the issuer will redeem the notes at their accreted principal price, which will be equal to 125.66% of principal amount at issuance. The "accreted principal price" of the note will be equal to the principal amount of the note at issuance plus accretion on the principal amount at issuance beginning January 15, 2011.

(b)    Foreign security traded in U.S. dollars.

(c)    Floating Rate Loan. Generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2007.

(d)    Investment in non-U.S. dollar denominated securities.

(e)    All or a portion of the security has been pledged as collateral for swap contracts as of December 31, 2007.

(f)    Rate shown reflects 7-day yield as of December 31, 2007.

(g)    Liabilities in excess of other assets include net unrealized depreciation on credit default swap agreements, as follows: Credit default swap agreements outstanding at December 31, 2007:

Counterparty	Reference Entity	Protection	Receive Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Depreciation
Citigroup, Inc.	Owens-Illinois, Inc.
	7.80% due 5/15/2018	Sell	2.55%	6/20/2012	$10,000	$(104,140)
JPMorgan Chase	Abitibi-Consolidated, Inc.
Bank, N.A.	6.00% due 6/20/2013	Sell	5.00%	6/20/2012	10,000	(1,927,842)
						$(2,031,982)

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $7,334,069,694)	$7,355,181,251
Cash	40,597
Receivables:
Interest and dividends	110,142,623
Capital shares sold	9,443,232
Prepaid expenses and other assets	169,370
Total assets	7,474,977,073
LIABILITIES:
Payable upon return of securities on loan	140,803,418
Payables:
Investment securities purchased	17,296,794
Capital shares reacquired	10,096,334
12b-1 distribution fees	4,228,085
Management fee	2,809,012
Directors' fees	1,188,559
Fund administration	249,929
To affiliate (See Note 3)	13,664
Unrealized depreciation on credit default swap agreements	2,031,982
Accrued expenses and other liabilities	2,275,416
Total liabilities	180,993,193
NET ASSETS	$7,293,983,880
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,630,626,605
Distributions in excess of net investment income	(3,633,566)
Accumulated net realized loss on investments, credit default swap agreements and foreign currency related transactions	(352,091,863)
Net unrealized appreciation on investments, credit default swap agreements and translation of assets and liabilities denominated in foreign currency	19,082,704
Net Assets	$7,293,983,880

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2007

Net assets by class:
Class A Shares	$4,526,753,482
Class B Shares	$1,061,149,604
Class C Shares	$1,322,738,366
Class F Shares	$10,189
Class I Shares	$262,928,616
Class P Shares	$120,343,228
Class R2 Shares	$46,236
Class R3 Shares	$14,159
Outstanding shares by class:
Class A Shares (740 million shares of common shares authorized, $.001 par value)	571,207,494
Class B Shares (500 million shares of common shares authorized, $.001 par value)	133,737,626
Class C Shares (300 million shares of common shares authorized, $.001 par value)	166,631,251
Class F Shares (300 million shares of common shares authorized, $.001 par value)	1,286
Class I Shares (300 million shares of common shares authorized, $.001 par value)	33,283,603
Class P Shares (160 million shares of common shares authorized, $.001 par value)	14,927,685
Class R2 Shares (300 million shares of common shares authorized, $.001 par value)	5,837
Class R3 Shares (300 million shares of common shares authorized, $.001 par value)	1,787
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$7.92
Class A Shares-Maximum offering price (Net asset value plus sales charge of 4.75%)	$8.31
Class B Shares-Net asset value	$7.93
Class C Shares-Net asset value	$7.94
Class F Shares-Net asset value	$7.92
Class I Shares-Net asset value	$7.90
Class P Shares-Net asset value	$8.06
Class R2 Shares-Net asset value	$7.92
Class R3 Shares-Net asset value	$7.92

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign witholding taxes of $7,035)	$20,334,514
Interest and other	491,743,024
Securities lending-net	1,006,056
Total investment income	513,083,594
Expenses:
Management fee	34,623,982
12b-1 distribution plan-Class A	16,476,467
12b-1 distribution plan-Class B	11,765,021
12b-1 distribution plan-Class C	13,252,512
12b-1 distribution plan-Class F	3
12b-1 distribution plan-Class P	504,246
12b-1 distribution plan-Class R2	30
12b-1 distribution plan-Class R3	16
Shareholder servicing	8,824,861
Professional	201,588
Reports to shareholders	1,087,327
Fund administration	3,055,465
Custody	122,663
Directors' fees	283,773
Registration	205,372
Subsidy (See Note 3)	510,665
Other	138,773
Gross expenses	91,052,764
Expense reductions (See Note 7)	(310,967)
Net expenses	90,741,797
Net investment income	422,341,797
Net realized and unrealized gain (loss):
Net realized gain on investments, credit default swap agreements and foreign currency related transactions	205,165,534
Net change in unrealized appreciation on investments, credit default swap agreements and translation of assets and liabilities denominated in foreign currencies	(236,346,566)
Net realized and unrealized loss	(31,181,032)
Net Increase in Net Assets Resulting From Operations	$391,160,765

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment income	$422,341,797	$416,490,116
Net realized gain on investments, credit default swap agreements and foreign currency related transactions	205,165,534	119,061,223
Net change in unrealized appreciation on investments, credit default swap agreements and translation of assets and liabilities denominated in foreign currencies	(236,346,566)	182,112,110
Net increase in net assets resulting from operations	391,160,765	717,663,449
Distributions to shareholders from:
Net investment income
Class A	(304,491,960)	(311,396,758)
Class B	(68,054,202)	(81,028,361)
Class C	(76,617,679)	(79,852,914)
Class F	(172)	–
Class I	(20,917,317)	(22,129,189)
Class P	(6,960,053)	(7,102,111)
Class R2	(251)	–
Class R3	(161)	–
Total distributions to shareholders	(477,041,795)	(501,509,333)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	997,791,137	753,286,023
Reinvestment of distributions	368,498,442	383,628,714
Cost of shares reacquired	(1,749,420,480)	(1,741,570,025)
Net decrease in net assets resulting from capital share transactions	(383,130,901)	(604,655,288)
Net decrease in net assets	(469,011,931)	(388,501,172)
NET ASSETS:
Beginning of year	$7,762,995,811	$8,151,496,983
End of year	$7,293,983,880	$7,762,995,811
Distributions in excess of net investment income	$(3,633,566)	$(33,091,587)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$8.02	$7.80	$8.20	$8.06	$7.19
Investment operations:
Net investment income(a)	.46	.43	.43	.46	.48
Net realized and unrealized gain (loss)	(.04)	.31	(.31)	.20	.92
Total from investment operations	.42	.74	.12	.66	1.40
Distributions to shareholders from:
Net investment income	(.52)	(.52)	(.52)	(.52)	(.50)
Paid-in capital	–	–	–	–	(.03)
Total distributions	(.52)	(.52)	(.52)	(.52)	(.53)
Net asset value, end of year	$7.92	$8.02	$7.80	$8.20	$8.06
Total Return(b)	5.34%	9.87%	1.56%	8.56%	20.28%
Ratios to Average Net Assets:
Expenses, including expense reductions	.99%	.99%	.99%	.99%	1.00%
Expenses, excluding expense reductions	.99%	.99%	1.00%	.99%	1.00%
Net investment income	5.73%	5.54%	5.45%	5.71%	6.31%
Supplemental Data:
Net assets, end of year (000)	$4,526,753	$4,731,545	$4,815,148	$5,093,236	$4,497,233
Portfolio turnover rate	40.08%	32.40%	46.63%	42.02%	40.96%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$8.03	$7.80	$8.20	$8.06	$7.20
Investment operations:
Net investment income(a)	.41	.38	.38	.41	.43
Net realized and unrealized gain (loss)	(.04)	.32	(.31)	.20	.92
Total from investment operations	.37	.70	.07	.61	1.35
Distributions to shareholders from:
Net investment income	(.47)	(.47)	(.47)	(.47)	(.46)
Paid-in capital	–	–	–	–	(.03)
Total distributions	(.47)	(.47)	(.47)	(.47)	(.49)
Net asset value, end of year	$7.93	$8.03	$7.80	$8.20	$8.06
Total Return(b)	4.63%	9.26%	.88%	7.86%	19.43%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.64%	1.64%	1.64%	1.64%	1.64%
Expenses, excluding expense reductions	1.64%	1.64%	1.64%	1.64%	1.64%
Net investment income	5.08%	4.88%	4.80%	5.07%	5.67%
Supplemental Data:
Net assets, end of year (000)	$1,061,150	$1,269,914	$1,473,891	$1,803,609	$1,861,920
Portfolio turnover rate	40.08%	32.40%	46.63%	42.02%	40.96%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$8.03	$7.81	$8.21	$8.07	$7.21
Investment operations:
Net investment income(a)	.41	.38	.38	.41	.43
Net realized and unrealized gain (loss)	(.03)	.31	(.31)	.20	.92
Total from investment operations	.38	.69	.07	.61	1.35
Distributions to shareholders from:
Net investment income	(.47)	(.47)	(.47)	(.47)	(.46)
Paid-in capital	–	–	–	–	(.03)
Total distributions	(.47)	(.47)	(.47)	(.47)	(.49)
Net asset value, end of year	$7.94	$8.03	$7.81	$8.21	$8.07
Total Return(b)	4.77%	9.13%	.89%	7.86%	19.43%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.64%	1.64%	1.64%	1.64%	1.64%
Expenses, excluding expense reductions	1.64%	1.64%	1.64%	1.64%	1.64%
Net investment income	5.08%	4.88%	4.80%	5.07%	5.67%
Supplemental Data:
Net assets, end of year (000)	$1,322,738	$1,312,440	$1,423,141	$1,703,329	$1,593,650
Portfolio turnover rate	40.08%	32.40%	46.63%	42.02%	40.96%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	9/7/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$7.92
Investment operations:
Net investment income(b)	.00	(g)
Net realized and unrealized gain	.03
Total from investment operations	.03
Net asset value on SEC Effective Date, September 14, 2007	$7.95
Investment operations:
Net investment income(b)	.15
Net realized and unrealized loss	(.04)
Total from investment operations	.11
Distributions to shareholders from:
Net investment income	(.14)
Net asset value, end of period	$7.92
Total Return(c)	0.38	(d)(e)
Total Return(c)	1.31	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions	.25	%(d)
Expenses, excluding expense reductions	.25	%(d)
Net investment income	1.87	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	40.08%

(a) Commencement of investment operations was September 7, 2007; SEC effective date was September 14, 2007, and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total Return for the period September 7, 2007 through September 14, 2007.

(f) Total Return for the period September 14, 2007 through December 31, 2007.

(g) Amount is less than $.01.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$8.00	$7.78	$8.18	$8.04	$7.18
Investment operations:
Net investment income(a)	.49	.46	.46	.48	.51
Net realized and unrealized gain (loss)	(.04)	.31	(.31)	.21	.91
Total from investment operations	.45	.77	.15	.69	1.42
Distributions to shareholders from:
Net investment income	(.55)	(.55)	(.55)	(.55)	(.53)
Paid-in capital	–	–	–	–	(.03)
Total distributions	(.55)	(.55)	(.55)	(.55)	(.56)
Net asset value, end of year	$7.90	$8.00	$7.78	$8.18	$8.04
Total Return(b)	5.72%	10.29%	1.93%	8.97%	20.58%
Ratios to Average Net Assets:
Expenses, including expense reductions	.64%	.64%	.64%	.64%	.64%
Expenses, excluding expense reductions	.64%	.64%	.64%	.64%	.64%
Net investment income	6.07%	5.89%	5.80%	6.07%	6.67%
Supplemental Data:
Net assets, end of year (000)	$262,929	$342,363	$304,725	$284,627	$181,603
Portfolio turnover rate	40.08%	32.40%	46.63%	42.02%	40.96%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$8.15	$7.91	$8.31	$8.17	$7.29
Investment operations:
Net investment income(a)	.46	.43	.43	.45	.48
Net realized and unrealized gain (loss)	(.04)	.32	(.32)	.20	.93
Total from investment operations	.42	.75	.11	.65	1.41
Distributions to shareholders from:
Net investment income	(.51)	(.51)	(.51)	(.51)	(.50)
Paid-in capital	–	–	–	–	(.03)
Total distributions	(.51)	(.51)	(.51)	(.51)	(.53)
Net asset value, end of year	$8.06	$8.15	$7.91	$8.31	$8.17
Total Return(b)	5.27%	9.86%	1.45%	8.37%	20.10%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.09%	1.09%	1.09%	1.09%	1.09%
Expenses, excluding expense reductions	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income	5.64%	5.43%	5.35%	5.62%	6.22%
Supplemental Data:
Net assets, end of year (000)	$120,343	$106,734	$134,592	$113,216	$60,848
Portfolio turnover rate	40.08%	32.40%	46.63%	42.02%	40.96%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	9/7/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$7.92
Investment operations:
Net investment income(b)	.00	(g)
Net realized and unrealized gain	.03
Total from investment operations	.03
Net asset value on SEC Effective Date, September 14, 2007	$7.95
Investment operations:
Net investment income(b)	.14
Net realized and unrealized loss	(.05)
Total from investment operations	.09
Distributions to shareholders from:
Net investment income	(.12)
Net asset value, end of period	$7.92
Total Return(c)	0.38	(d)(e)
Total Return(c)	1.18	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions	.39	%(d)
Expenses, excluding expense reductions	.39	%(d)
Net investment income	1.72	%(d)
Supplemental Data:
Net assets, end of period (000)	$46
Portfolio turnover rate	40.08%

(a) Commencement of investment operations was September 7, 2007; SEC effective date was September 14, 2007, and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total Return for the period September 7, 2007 through September 14, 2007.

(f) Total Return for the period September 14, 2007 through December 31, 2007.

(g) Amount is less than $.01.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	9/7/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$7.92
Investment operations:
Net investment income(b)	.00	(g)
Net realized and unrealized gain	.03
Total from investment operations	.03
Net asset value on SEC Effective Date, September 14, 2007	$7.95
Investment operations:
Net investment income(b)	.14
Net realized and unrealized loss	(.04)
Total from investment operations	.10
Distributions to shareholders from:
Net investment income	(.13)
Net asset value, end of period	$7.92
Total Return(c)	.38	%(d)(e)
Total Return(c)	1.21	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions	.35	%(d)
Expenses, excluding expense reductions	.35	%(d)
Net investment income	1.77	%(d)
Supplemental Data:
Net assets, end of period (000)	$14
Portfolio turnover rate	40.08%

(a) Commencement of investment operations was September 7, 2007; SEC effective date was September 14, 2007, and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total Return for the period September 7, 2007 through September 14, 2007.

(f) Total Return for the period September 14, 2007 through December 31, 2007.

(g) Amount is less than $.01.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company. The Fund was incorporated under Maryland law on January 23, 1976.

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months (24 months if the shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Effective September 28, 2007, Class Y was renamed Class I. As of October 1, 2007, the Fund's Class P Shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Loans are valued at the average of bid and ask quotations obtained from a pricing service. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans. As of December 31, 2007, 100% of total investments in loans were valued based on prices from such services. Securities for which market quotations are not readily available are valued at fair value as

Notes to Financial Statements (continued)

determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments, credit default swap agreements and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Securities Lending–The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Government securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. As of December 31, 2007, the value of securities loaned was $137,893,800. These loans are collateralized by cash of $140,803,418, which is invested in a restricted money market account. State Street Bank & Trust Company ("SSB") received fees of $431,167 for the year ended December 31, 2007, which are netted against Securities lending income on the Statement of Operations.

(h)  When-Issued or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued, to-be-announced ("TBA") transactions, or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an

Notes to Financial Statements (continued)

advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)  Structured Securities–The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased (decreased) depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase (decrease) in the interest rate or the value of the security at maturity

(k)  Credit Default Swaps–The Fund may enter into credit default swap contracts ("swaps") for investment purposes to hedge credit risk and also for speculative purposes. As a seller in the credit default swap contract, the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as a realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic

Notes to Financial Statements (continued)

payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as a realized loss.

  Swaps are marked-to-market daily based upon quotations from counterparties, brokers or market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

  Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(l)  Floating Rate Loans–The Bond Debenture Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

  The loans in which a Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

  Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. As of December 31, 2007, there were no open unfunded loan commitments.

Notes to Financial Statements (continued)

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the year ended December 31, 2007, the effective management fee paid to Lord Abbett was at an annualized rate of .45% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund of Lord Abbett Investment Trust (the "Balanced Strategy Fund") and Lord Abbett Diversified Income Strategy Fund of Lord Abbett Investment Trust (the "Diversified Income Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Balanced Strategy Fund and Diversified Income Strategy Fund in proportion to the average daily value of Underlying Fund shares owned by Balanced Strategy Fund and Diversified Income Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25	%(1)	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average net asset value.

Class I does not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended December 31, 2007:

Distributor Commissions	Dealers' Concessions
$1,851,217	$9,403,551

Distributor received CDSCs of $15,877 and $51,550 for Class A and Class C shares, respectively, for the year ended December 31, 2007.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$477,041,795	$501,509,333
Total distributions paid	$477,041,795	$501,509,333

As of December 31, 2007, the components of accumulated losses on a tax-basis are as follows:

Undistributed ordinary income - net	$36,657,830
Total undistributed earnings	$36,657,830
Capital loss carryforward*	(328,670,654)
Temporary differences	(1,213,726)
Unrealized losses - net	(43,416,175)
Total accumulated losses - net	$(336,642,725)

* As of December 31, 2007, the capital loss carryforwards, along with the related expiration dates, are as follows:

2009	2010	Total
$25,484,842	$303,185,812	$328,670,654

Notes to Financial Statements (continued)

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$7,396,568,573
Gross unrealized gain	255,192,253
Gross unrealized loss	(296,579,575)
Net unrealized security loss	$(41,387,322)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales, amortization, and certain securities.

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$84,158,019	$(86,494,669)	$2,336,650

The permanent differences are attributable to the tax treatment of amortization, certain securities, paydown gains and losses, and foreign currency transactions.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007 are as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$834,637,291	$2,134,885,721	$418,301,833	$2,826,639,486

* Includes U.S. Government sponsored enterprises securities

6. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity- based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

Notes to Financial Statements (continued)

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of December 31, 2007, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended December 31, 2007.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. Some of these securities may be those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular Government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 5% of its net assets in structured securities. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate or currency risk. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be volatile, less liquid and more difficult to price accurately and subject to additional credit risks. Changes in the value of

Notes to Financial Statements (continued)

structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund that invests in structured securities could lose more than the principal amount invested.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities which may present market liquidity, currency, political, information, and other risks.

Swap contracts are bi-lateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	79,211,702	$638,356,907	64,013,427	$501,946,115
Converted from Class B**	8,835,341	71,362,120	10,876,370	85,253,526
Reinvestment of distributions	31,647,722	254,142,827	33,202,530	259,415,299
Shares reacquired	(138,657,085)	(1,112,982,676)	(135,487,318)	(1,060,719,552)
Decrease	(18,962,320)	$(149,120,822)	(27,394,991)	$(214,104,612)
Class B Shares*
Shares sold	7,410,888	$59,747,186	8,089,435	$63,456,194
Reinvestment of distributions	5,699,256	45,829,302	6,793,381	53,144,149
Shares reacquired	(28,792,786)	(231,862,793)	(34,682,336)	(271,687,694)
Converted to Class A**	(8,824,420)	(71,362,120)	(10,866,458)	(85,253,526)
Decrease	(24,507,062)	$(197,648,425)	(30,665,978)	$(240,340,877)
Class C Shares
Shares sold	27,108,067	$218,561,879	18,567,011	$145,783,503
Reinvestment of distributions	5,298,912	42,632,433	5,628,055	44,055,090
Shares reacquired	(29,245,619)	(235,563,747)	(43,012,082)	(337,419,233)
Increase (decrease)	3,161,360	$25,630,565	(18,817,016)	$(147,580,640)

Notes to Financial Statements (concluded)

	Period Ended December 31, 2007†
Class F Shares	Shares	Amount
Shares sold	1,265	$10,016
Reinvestment of distributions	21	172
Increase	1,286	$10,188

	Year Ended December 31, 2007		Year Ended December 31, 2006
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	5,965,797	$47,714,258	2,106,797	$16,626,457
Reinvestment of distributions	2,418,680	19,378,272	2,676,012	20,843,783
Shares reacquired	(17,923,009)	(143,981,510)	(1,152,083)	(8,995,938)
Increase (decrease)	(9,538,532)	$(76,888,980)	3,630,726	$28,474,302
Class P Shares
Shares sold	4,070,949	$33,340,925	3,200,014	$25,473,754
Reinvestment of distributions	797,994	6,515,024	777,573	6,170,393
Shares reacquired	(3,045,270)	(25,029,754)	(7,880,372)	(62,747,608)
Increase (decrease)	1,823,673	$14,826,195	(3,902,785)	$(31,103,461)

	Period Ended December 31, 2007†
Class R2 Shares	Shares	Amount
Shares sold	5,805	$45,985
Reinvestment of distributions	32	251
Increase	5,837	$46,236
Class R3 Shares
Shares sold	1,767	$13,981
Reinvestment of distributions	20	161
Increase	1,787	$14,142

* Amounts for the year ended December 31, 2006 have been reclassified to conform with current presentation.

** Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

† For the period September 7, 2007 (commencement of investment operations) to December 31, 2007.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond-Debenture Fund, Inc. (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2008

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989; Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1995	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1998	Partner and Investment Manager, joined Lord Abbett in 1997.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2000	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance, both in terms of total return and in terms of other statistical measures. The Board noted that Lipper changed the Fund's classification from high current yield to multi-sector income in April 2007. Accordingly, the Board considered the operations of the Fund in relationship to two different performance universes and expense peer groups, the first of each composed of high current yield funds and the second composed of multi-sector income funds. The Board observed that the investment performance of the Class A shares of the Fund was in the first quintile of the first performance universe for the nine-month, one-year, three-year, and five-year periods, and in the second quintile for the ten-year period. The Board also observed that the investment performance was above that of the Lipper High Current Yield Bond Index for the nine-month, one-year, three-year, and ten-year periods and below that of the Index for the five-year period. The Board observed that the investment performance of the Class A shares of the Fund was in the first quintile of the second performance universe for the nine-month, one-year, three-year, and five-year periods and in the second quintile for the ten-year period. The Board also observed that investment performance was above that of the Lipper Multi-Sector Income Index for each of those periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of two peer expense groups, the first peer group consisting of high current yield funds and the second consisting of multi-sector income funds. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that the contractual and actual management and administrative services fees were approximately seven basis points below the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately six basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately seventeen basis points below the median of the peer group, the total expense ratio of Class F was approximately ten basis points below the median of the peer group, the total expense ratio of Class I was approximately six basis points below the median of the peer group, the total expense ratio of Class P was approximately ten basis points below the median of the peer group, the total expense ratio of Class R2 was approximately five basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately five basis points below the median of the peer group. As to the second peer group, the Board observed that the contractual and actual management and administrative services fees were approximately five basis points below the median of the peer group. The Board also observed that the total expense ratio of Class A was approximately one basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately seven basis points below the median of the peer group, the total expense ratio of Class I was approximately four basis points below the median of the peer group, the total expense ratio of Class P was approximately fifteen basis points below the median of the peer group, the total expense ratio of Class R2 was approximately the same as the median of the peer group, and the total expense ratio of Class R3 was approximately ten basis points below the median of the peer group. The Board also noted that there were only a limited number of substantially similar funds with Class F shares or an equivalent class of shares, so that Lipper had not provided an expense group comparison for that class.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

2.14% of the ordinary income distributions paid by the Fund during fiscal 2007 is qualified dividend income. For corporate shareholders, only 2.14% of the Fund's ordinary income distributions qualified for the dividends received deduction.

For foreign shareholders, 95.12% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 represents interest-related dividends.

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LABD-2-1207
(2/08)

Lord Abbett Bond-Debenture Fund, Inc.

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:               Code of Ethics.

(a)       In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended December 31, 2007 (the “Period”).

(b)       Not applicable.

(c)       The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)       The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)       Not applicable.

(f)        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:               Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, Franklin W. Hobbs and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:               Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2007 and 2006 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2007	2006
Audit Fees (a)	$63,500	$61,000
Audit-Related Fees (b)	-0-	767
Total audit and audit-related fees	63,500	61,767

Tax Fees (c)	8,993	8,869
All Other Fees	-0-	-0-

Total Fees	$72,493	$70,636

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

(c) Fees for the fiscal year ended December 31, 2007 and 2006 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•      any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•      any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2007 and 2006 were:

	Fiscal year ended:
	2007	2006
All Other Fees (a)	$137,700	$100,000

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended December 31, 2007 and 2006 were:

	Fiscal year ended:
	2007	2006
All Other Fees	$-0-	$-0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:               Audit Committee of Listed Registrants.

Not applicable.

Item 6:               Schedule of Investments.

Not applicable.

Item 7:               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:               Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:             Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:             Controls and Procedures.

(a)       Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)       Amendments to Code of Ethics – Not applicable.

(a)(2)                    Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)       Not applicable.

(b)           Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT BOND-DEBENTURE FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2008